Exhibit 10.1

OSL HOLDINGS, INC.
60 Dutch Hill Road, Suite 15
Orangeburg, NY 10962
 (480) 335-7351

April 10, 2013

Richardson Patel, LLP
405 Lexington Avenue
49th Floor
New York, NY 10174
Attn: David Feldman

Re:           Issuance of Shares for Legal Services

Dear Mr. Feldman:

This letter confirms our plan to issue to certain attorneys of Richardson & Patel, LLP (the “Firm”), 384,616 shares (the “Shares”) of our common stock (the “Shares”), to be registered on Form S-8 with the Securities and Exchange Commission, as consideration for $100,000 (the “Payment Amount”) due to the Firm by OSL Holdings, Inc. for legal services. The legal services were not in connection with any capital raising transaction or with directly or indirectly promoting or maintaining a market for the securities of OSL Holdings, Inc.

Your signature below indicates your acceptance of the Shares in full satisfaction of the Payment Amount.

Regards, OSL HOLDINGS, INC. By: /s/ Bob Rothenberg Bob Rothenberg President

ACKNOWLEDGED AND ACCEPTED:

RICHARDSON & PATEL

By: /s/ David N. Feldman
      David N. Feldman
      Partner